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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2001

FEI COMPANY
(Exact name of registrant as specified in charter)

OREGON
(State of incorporation or organization)

0-22780 (Commission File Number)	93-0621989 (I.R.S. Employer Identification No.)

7451 NW Evergreen Parkway, Hillsboro, OR 97124-5830
(Address of Principal Executive Offices)        (Zip Code)

(503) 640-7500
(Registrant's telephone number, including area code)

No Change
(Former name, former address and formal fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits.

99.1	Press release dated April 23, 2001.

Item 9.  Regulation FD Disclosure

    On April 23, 2001, FEI Company (the "Company") announced earnings and sales for the quarter ended April 1, 2001. The Company's press release announcing its results is attached hereto as Exhibit 99.1.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: April 25, 2001

FEI COMPANY

By:	/s/ JOHN S. HODGSON John S. Hodgson Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 23, 2001.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX